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                                                                    EXHIBIT 24.1




                              CONSENT OF COUNSEL



        We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-1 Registration Statement for Efox.net, Inc. under the caption "Legal Matters."



                                     /s/ DUNCAN, BLUM & ASSOCIATES

                                     DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
February 26, 1999